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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      January 24, 2003
                                                --------------------------------


                       KID CASTLE EDUCATIONAL CORPORATION
            (formerly King Ball International Technology Corporation)
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       (Exact name of Registrant as Specified in its Charter Post-merger)


         Florida                    333-39629               59-2549529
-------------------------------    --------------    ---------------------
 (State or Other Jurisdiction      (Commission           (IRS Employer
 of Incorporation pre-merger)      File Number)  Identification No. pre-merger)


       8th Floor, No. 98 Min Chuan Road, Hsien Tien, Taipei, Taiwan R.O.C.
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                                  (New Address)

Registrant's telephone number, including area code        011-886-2-221-85996
                                                      --------------------------






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ITEM 1  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     Effective as of January 24, 2003, KID CASTLE EDUCATIONAL CORPORATION (the "Company") engaged BDO International ("BDO") as its independent accountant. The decision to engage BDO was approved by the Board of Directors of the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             KID CASTLE EDUCATIONAL CORPORATION


Date:    April  10, 2003                     By:     /s/ Yu-En Chiu
      -------------------                         --------------------------
                                             Title:  Chief Financial Officer
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